Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Charter Financial Corporation (the “Company”) on Form 10-K for the fiscal year ended September 30, 2011 as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Charter Financial as of and for the period covered by the Report.

Date: December 19, 2011	/s/ Robert L. Johnson
Robert L. Johnson President and Chief Executive Officer

Date: December 19, 2011	/s/ Curtis R. Kollar
Curtis R. Kollar Senior Vice President and Chief Financial Officer